UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 13, 2024

Blueprint Medicines Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-37359	26-3632015
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

45 Sidney Street Cambridge, Massachusetts	02139
(Address of principal executive offices)	(Zip Code)

 Registrant’s telephone number, including area code: (617) 374-7580

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	BPMC	Nasdaq Global Select Market

Item 8.01 Other Events.

On December 2, 2024, Blueprint Medicines Corporation (the “Company”) filed a petition in the Court of Chancery pursuant to Section 205 of the Delaware General Corporation Law (the “DGCL”) seeking the validation of the Company’s 2024 Stockholder Actions (as defined below) (the “Section 205 Action”). The Section 205 Action is captioned In re Blueprint Medicines Corporation, C.A. No. 2024-1234-JTL (Del. Ch.). A copy of the Company’s petition filed in the Section 205 Action is attached as Exhibit 99.1 to this Form 8-K. The same day the Section 205 Action was filed, the Company also filed a motion to expedite the resolution of the Section 205 Action.

The Section 205 Action relates to matters taken at the Company’s 2024 Annual Meeting of Stockholders held on June 12, 2024 (the “2024 Annual Meeting”). At the 2024 Annual Meeting, the Company’s stockholders took the following actions: (i) the approval of the Blueprint Medicines Corporation 2024 Stock Incentive Plan (the “2024 Plan”); (ii) the election of Daniella Beckman, Habib Dable, and Lynn Seely, M.D. as Class III directors, each to serve for a three-year term expiring at the 2027 annual meeting of stockholders and until their respective successors have been duly elected and qualified; (iii) the non-binding advisory vote that future advisory votes on the compensation paid to its named executive officers would be held every year; (iv) the non-binding advisory vote on the compensation paid to its named executive officers; and (v) the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public account for the fiscal year ending December 31, 2024 (collectively, the “2024 Stockholder Actions”). The 2024 Stockholder Actions are described more fully in the Company’s definitive proxy statement for the 2024 Annual Meeting, filed with the Securities and Exchange Commission (“SEC”) on April 25, 2024, and the voting results from the meeting are set forth in the Company’s Current Report on Form 8-K filed with the SEC on June 14, 2024.

Under the DGCL and the Company’s Amended and Restated Bylaws, a record date is permitted to precede a meeting of stockholders by 60 days. The record date established for the Company’s 2024 Annual Meeting was April 12, 2024, which was 61 days before the 2024 Annual Meeting, and therefore did not comply with the DGCL and the Company’s Amended and Restated Bylaws. The Section 205 Action seeks to validate that the 2024 Annual Meeting was held and validate and declare effective, retroactive to the date of the 2024 Annual Meeting, the 2024 Stockholder Actions.

On December 13, 2024, the Court of Chancery directed the Company to (i) file this Form 8-K, attaching the petition filed by the Company in the Section 205 Action and (ii) notify stockholders that the Court of Chancery will hold a final hearing on January 13, 2025, at 3:15 p.m. Eastern Time, at the Leonard L. Williams Justice Center, 500 North King Street, Wilmington, DE 19801, to consider the merits of the petition filed by the Company in the Section 205 Action (the “Section 205 Hearing”). The deadline for stockholders to file an opposition to the Section 205 Action is January 6, 2025.

Prior to becoming aware that the record date for the 2024 Annual Meeting was miscalculated, the Company granted 86,436 shares subject to equity awards under the 2024 Plan during the quarter ended September 30, 2024 and has subsequently granted 161,551 shares subject to equity awards under the 2024 Plan. The stock compensation expense associated with these grants is not material. Since becoming aware of the error in the record date for the 2024 Annual Meeting, the Company has paused making grants under the 2024 Plan.

This Form 8-K constitutes notice of the Section 205 Hearing. If any stockholder of the Company wishes to object to the relief sought in the Section 205 Action, such stockholders of the Company may (i) appear at the hearing in the Section 205 Action or (ii) file a written submission with the Register in Chancery, Leonard L. Williams Justice Center, 500 North King Street, Wilmington, DE 19801, referring to the case caption, In re Blueprint Medicines Corporation, C.A. No. 2024-1234-JTL (Del. Ch.), by January 6, 2025, and any such written submission should be emailed to the Company’s counsel, Rudolf Koch, Richards, Layton & Finger, P.A., at koch@rlf.com.

Forward-Looking Statements

The Company makes forward-looking statements in this Form 8-K within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, relating to expectations for future events. These forward-looking statements are based on information available to the Company’s management as of the date they are made, and are subject to a number of risks and uncertainties that may cause actual events or results to differ materially from those expressed or implied by any forward-looking statements contained in this report. No assurances can be made regarding the outcome of the Company’s proceeding pursuant to Section 205 of the DGCL or any claims, proceedings or litigation regarding the 2024 Stockholder Actions, the 2024 Annual Meeting and the record date related thereto. The Company’s Section 205 proceeding is, and any other litigation regarding the 2024 Stockholder Action, the 2024 Annual Meeting and the record date related thereto would be, subject to the uncertainties inherent in the litigation process, and may not result in timely resolution of the uncertainties in or related to the 2024 Stockholder Actions, the 2024 Annual Meeting and the record date related thereto, if at all. If the Company is unsuccessful in the Section 205 proceeding, claims alleging that the 2024 Stockholder Actions were not valid could have an adverse effect on the Company. Additional information on potential factors that could affect the financial results of the Company are described in greater detail in the section entitled “Risk Factors” in the Company’s filings with the

Securities and Exchange Commission (SEC), including the Company’s most recent Annual Report on Form 10-K, as supplemented by its most recent Quarterly Report on Form 10-Q and any other filings that the Company has made or may make with the SEC in the future. Any forward-looking statements contained in this press release represent the Company’s views only as of the date hereof and should not be relied upon as representing its views as of any subsequent date. Except as required by law, the Company explicitly disclaims any obligation to update any forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No. Description

99.1	Petition filed by Blueprint Medicines Corporation in the Delaware Court of Chancery on December 2, 2024.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUEPRINT MEDICINES CORPORATION

Date: December 18, 2024	By:	/s/ Kathryn Haviland
Kathryn Haviland
Chief Executive Officer

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